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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 5, 2003

                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)

    Delaware                           0-25581                   06-1528493
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(State or other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                           Identification No.)

               800 Connecticut Avenue, Norwalk, Connecticut 06854
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                    (Address of principal office) (zip code)

               Registrant's telephone number, including area code
                                 (203) 299-8000

                                       N/A
       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         Paul A. Allaire notified priceline.com Incorporated, a Delaware corporation, that he intends to resign from priceline.com's Board of Directors and that he would not stand for re-election to priceline.com's Board of Directors at priceline.com's annual meeting of stockholders on Monday, June 9, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRICELINE.COM INCORPORATED



                                      By: /s/ Jeffery H. Boyd
                                          ------------------------------------
                                          Jeffery H. Boyd
                                          President and Chief Executive Officer


Dated:  June 5, 2003